Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Centre Funds (the “Trust”), a Delaware statutory trust, hereby appoints James A. Abate, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned the Registration Statement, and any amendments thereto, on Form N-14 of the Trust relating to the reorganization of SkyBridge Dividend Value Fund, a series of FundVantage Trust, a Delaware statutory trust, into Centre Global Infrastructure Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), the same, as well as any and all exhibits and other documents necessary or desirable to the amendment process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of April 2019.

/s/ Jeannette Monteiro	/s/ Dr. James L. Grant
Witness	Dr. James L. Grant, Trustee and Chairman

Print Name:  Jeannette Monteiro

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Centre Funds (the “Trust”), a Delaware statutory trust, hereby appoints James A. Abate, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned the Registration Statement, and any amendments thereto, on Form N-14 of the Trust relating to the reorganization of SkyBridge Dividend Value Fund, a series of FundVantage Trust, a Delaware statutory trust, into Centre Global Infrastructure Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), the same, as well as any and all exhibits and other documents necessary or desirable to the amendment process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of April 2019.

/s/ Cynthia A. Bass	/s/ Joseph M. Marinaro
Witness	Joseph M. Marinaro, Trustee

Print Name: Cynthia A. Bass

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Centre Funds (the “Trust”), a Delaware statutory trust, hereby appoints James A. Abate, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned the Registration Statement, and any amendments thereto, on Form N-14 of the Trust relating to the reorganization of SkyBridge Dividend Value Fund, a series of FundVantage Trust, a Delaware statutory trust, into Centre Global Infrastructure Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), the same, as well as any and all exhibits and other documents necessary or desirable to the amendment process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of April 2019.

/s/ Halyna Shvets	/s/ Dr. Aloke Ghosh
Witness	Dr. Aloke Ghosh, Trustee

Print Name: Halyna Shvets